Exhibit 10.4
EXECUTION VERSION
Amkor Technology, Inc.
1900 South Price Road
Chandler, Arizona 85286
March 26, 2009
Ladies and Gentlemen:
     Reference is hereby made to the letter agreement dated as of March 25, 2009 (the “Letter Agreement”), by and among Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., Mr. James J. Kim and his affiliates identified on Schedule A thereto (each, an “Acquiring Party”), pursuant to which the Acquiring Parties have agreed to purchase a minimum of $150.0 million and up to $200.0 million in aggregate principal amount of Convertible Senior Subordinated Notes due 2014 (the “Notes”) issued by Amkor Technology, Inc., a Delaware corporation (“Amkor”). In consideration of the mutual covenants and agreements of the parties herein, the Acquiring Parties and Amkor agree as follows
1.	Each Acquiring Party hereby agrees that Amkor is entitled to rely on the representations, warranties, agreements and acknowledgements made by each Acquiring Party in Section 5, 6, 7, 8, 9 and 10 of the Letter Agreement as if such Acquiring Party made such representations, warranties, agreements and acknowledgements directly to Amkor. Without limiting the foregoing, each Acquiring Party agrees that, so long as it is an “affiliate” of Amkor (as such term is defined in Rule 144 (as defined below) the Acquiring Party will not sell any Notes that constitute “restricted securities” under Rule 144 other than (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to the exemption from registration provided by Rule 144 (if available) or (iii) to persons who agree to be bound by the restrictions applicable to such Acquiring Party.

2.	Each Acquiring Party acknowledges and agrees that the Notes purchased by such Acquiring Party and the shares of common stock, par value $0.001, of Amkor (the “Common Stock”) issuable upon conversion of the Notes shall bear a restrictive legend substantially in the following form:

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF AMKOR TECHNOLOGY, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:
(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT ANY TRANSFEREE SHALL AGREE IN WRITING, SATISFACTORY TO THE COMPANY, TO BE BOUND BY THE FOREGOING RESTRICTIONS; OR

(D)	A PLEDGE TO AN AFFILIATE OF THE HOLDER SO LONG AS SUCH PLEDGEE AGREES IN WRITING TO BE BOUND BY THE TRANSFER RESTRICTIONS SET FORTH IN THIS LEGEND AND IN THE AGREEMENT, DATED MARCH 26, 2009, AMONG JAMES J. KIM, 915 INVESTMENTS, LP AND THE COMPANY.
PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (C) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY BE REASONABLY REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

3.	Each Acquiring Party hereby represents, warrants and covenants to Amkor:
a.	Either (i) no portion of the assets used by such Acquiring Party to acquire and hold the Notes and any Common Stock issuable upon conversion of the Notes constitutes assets of any employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any entity whose underlying assets are considered to include “plan assets” on any such plan, account or arrangement, or (ii) the purchase and holding of the Notes and any Common Stock issuable upon conversion of the Notes by such Acquiring Party will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

b.	Such Acquiring Party agrees not to conduct hedging transactions involving the Notes or the underlying shares of Common Stock other than in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and other applicable laws; and

c.	Such Acquiring Party acknowledges that Amkor and others will rely upon the truth and accuracy of the above acknowledgements, representations and agreements. Such Acquiring Party agrees that if any of the acknowledgements, representations or agreements made herein is no longer accurate, such Acquiring Party will promptly notify Amkor. If either Acquiring Party is purchasing any Notes as a fiduciary or agent for one or more investor accounts, such Acquiring Party represents that it has sole investment discretion with respect to each of those accounts and that it has full power to make the above acknowledgements, representations and agreements on behalf of each account.
4.	(a) Amkor agrees that if requested by the Acquiring Parties (including transferees thereof bound by the terms of this Agreement) holding a majority of the Notes (or shares of Common Stock issued upon conversion of the Notes) at any time after the first anniversary of the original issuance of the Notes, Amkor will use reasonable efforts to register, as soon as practicable after the receipt of such notice, the resale of those Notes held by any Acquiring Party (or a transferee thereof bound by the terms of this Agreement) that continue to be held by affiliates of the Amkor (and any shares issued upon conversion thereof) on a Shelf Registration Statement and to keep such Registration Statement effective and available for effecting resales by such holders until the earlier of (i) such time as such Notes or Common Stock have been sold pursuant to an effective registration statement or Rule 144 and (ii) four years from the last date of original issuance of any of the Notes, subject to suspension of any such sales during periods when trading is suspended under the Amkor’s board approved trading policy (unless otherwise agreed by Amkor) and upon the occurrence of material events with respect to Amkor not yet fully disclosed in filings incorporated by reference in the registration statement. Amkor shall be obligated to honor only one demand made pursuant to this Section 4(a).

(b) Amkor and the Holders will provide to each other all cooperation as may be reasonably necessary, and shall deliver such instruments, documents or agreements or information, and shall take such actions, as either may reasonably request in order to facilitate the filing and effectiveness of the Shelf Registration Statement and the intent and purposes of this Section 4.

(c) (i) Amkor agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities and their officers, directors, managers, members, partners and each other Person who controls such Holder (within the meaning of the Securities Act), as applicable, against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Amkor by such Holder expressly for use therein or by such holder’s failure to deliver a copy of the Shelf Registration Statement or prospectus or any amendments or supplements thereto after Amkor has furnished such Holder with a sufficient number of copies of the same.

(ii) Each Holder agrees to indemnify, to the extent permitted by law, Amkor and its officers and directors, as applicable, against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, solely to the extent the same are caused by or contained in any information furnished in writing to Amkor by such Holder expressly for use therein.

(iii) A person entitled to indemnification hereunder (the “indemnified party”) shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any indemnified party’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(iii) The indemnification provided for under this agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, member, partner or controlling person of such indemnified party and shall survive the transfer of securities. Amkor also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Amkor’s indemnification is unavailable for any reason. Such provisions shall provide that the liability amongst the various persons shall be allocated in such proportion as is appropriate to reflect the relative fault of the such persons in connection with the statements or omissions which resulted in losses (the relative fault being determined by reference to, among other things, which person supplied the information giving rise to untrue statement or omission and each person’s relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission) and, only if such allocation is not respected at law, would other equitable considerations, such as the relative benefit received by each person from the sale of the securities, be taken into consideration.

(d) So long as a Holder is an Affiliate of Amkor, such Holder shall not transfer or sell any of its Registrable Securities pursuant to the Shelf Registration Statement at any time when either (i) any blackout period under Amkor’s insider trading policy is in effect and applicable to all executive officers of Amkor or (ii) such Holder is in possession of any material non-public information with respect to Amkor.

(h) Amkor will use its reasonable efforts to minimize the occurrence and duration of the periods during which the use of the Shelf Registration Statement is suspended.

5.	As used herein, the following terms have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Holder” means a holder of Registrable Securities.

“Prospectus” means the prospectus included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.
“Registrable Securities” means Notes (and any shares of Common Stock issued upon conversion thereof) that are held by any Acquiring Party or any transferee thereof to the extent such holder is an affiliate of the Company under Rule 144; provided that the Notes (and any shares of Common Stock issued upon conversion thereof) shall cease to be Registrable Securities upon the earliest of (i) such time as such Notes (or Common Stock issued upon conversion thereof) have been sold pursuant to an effective registration statement (including the Shelf Registration Statement) or (ii) with respect to any Note, such Note is no longer outstanding.

“Rule 144” means Rule 144 promulgated under the Securities Act, and any successor rule thereto.

“Shelf Registration Statement” means a “shelf” registration statement of Amkor pursuant to the provisions of Section 4 hereof which covers some or all of the Notes and the Common Stock issuable upon conversion of the Notes on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

6.	Amkor shall reimburse Mr. James J. Kim for the reasonable legal fees and expenses incurred by Mr. Kim in connection with the negotiation and purchase of the Notes by Mr. Kim and/or any other Acquiring Party.

7.	This agreement shall terminate and be of no further force and effect upon the termination of Letter Agreement.

8.	The agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns, and no other person shall have any rights or obligations hereunder. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this agreement, and such person shall enter into a written agreement with Amkor agreeing to be bound by and to perform all of the terms and provisions of this agreement, including the restrictions on resale set forth in this agreement and, if applicable, the Purchase Agreement or the Indenture, and upon execution of such written agreement the such person shall be entitled to receive the benefits hereof.

9.	Amkor and each of the Acquiring Parties hereby agrees and acknowledges that any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this agreement (a “Claim”) may be commenced, prosecuted or continued in any court of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each Acquiring Party consents to the non-exclusive jurisdiction of such courts and personal service with respect thereto and waives any objection to such venue. Each party hereto waives any right to trial by jury in any action, claim, suit or proceeding with respect to the matters contained herein. Each of the Acquiring Parties agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon such Acquiring Party and may be enforced in any other courts to the jurisdiction of which such Acquiring Party is or may be subject, by suit upon such judgment.

10.	This agreement constitutes the full and entire understanding and agreement between the parties hereto with regard to the subject matter hereof and supersedes all prior oral or written (and all contemporaneous oral) agreements or understandings with respect to the subject matter hereof.

11.	THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK.

12.	This agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which shall constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.
     Capitalized terms used herein and not defined shall have the meanings given to such terms in the Letter Agreement.
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     IN WITNESS WHEREOF, each of the undersigned has signed this letter on the date set forth above and in the capacity indicated.

/s/ James J. Kim
James J. Kim

915 INVESTMENTS, LP
/s/ James J. Kim
By:	James J. Kim
Title:	General Partner

Accepted and Agreed: AMKOR TECHNOLOGY, INC.
By:	/s/ Joanne Solomon
	Name:	Joanne Solomon
	Title:	Corporate Vice President and Chief Financial Officer